UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2010

Commission file number 333-151200

FLURIDA GROUP, INC.
((Exact name of registrant as specified in its charter)

Nevada	3469	26-0688130

(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	IRS I.D.

800 West Fifth Avenue, Suite 210B Naperville, IL	60563
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number:  630-778-8519

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The registrant’s board of directors concluded that previously issued financial statements, covering the period January 1, 2008 through December 31, 2008 should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20, as may be modified, supplemented or succeeded.

The date of the conclusion regarding the non-reliance on previously issued financial statements, covering the period January 1, 2008 through December 31, 2008 was April 14, 2010.

A brief description of the facts underlying the conclusion to the extent known to the registrant at the time of filing is as follows:

In the previous issued audited financial statements dated April 6, 2009, the Sales Revenue incurred for the period January 1, 2008 through December 31, 2008, was recognized when the products were delivered into customer’s warehouse, which include some consignment inventories of the Company that the title of the products might not be transferred to the customer yet.  In accordance with the Securities and Exchange Commission’s (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,”: Revenue is considered realized and earned when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the Company’s fee to its customer is fixed or determinable; and collection of the resulting receivable is reasonably assured; revenues are recognized from product sales upon shipment, which is the point in time when risk of loss is transferred to the customer, net of estimated returns and allowances. Therefore, the comparative financial statements of prior periods have been adjusted to apply the correct method retrospectively.  The following financial statement line items for the period January 1, 2008 through December 31, 2008 was affected by the change of the financial data.

Also in the following Consolidated Balance Sheets, as of December 31, 2008, the error in the previous issued financial statement has adjusted.   The total inventory was corrected to $618,151; therefore, the total current assets were $1,703,514.  And the deficit accumulated was adjusted to $ (214,698); therefore, the total stockholder’s equity was $1,075,377.

FLURIDA GROUP, INC.
(A Development Stage Enterprise)
CONSOLIDATED BALANCE SHEETS

	December 31	December 31
	2008	2008
	As Reported	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$605,932	$605,932
Accounts receivable, net	479,431	479,431
Total Current Assets	$1,085,363	$1,085,363

Property, plant and equipment, net	-	-

Other assets
Consignment Inventory	$530,170	$501,727
Inventory	116,424	116,424
Total Other Assets	$646,594	$618,151

TOTAL ASSETS	$1,731,957	$1,703,514

LIABILITIES & EQUITY
Current liabilities:
Account Payable	626,868	626,868
Credit Card Payable	$1,269	$1,269
Total Current Liabilities	$628,137	$628,137

Stockholders' Equity:
Common stock, $0.001 par value;
200,000,000 shares authorized;
38,990,83 shares issued and outstanding.	$38,991	$38,991

Paid-in capital	1,221,613	1,221,613

Deficit accumulated during the development stage	(186,255)	(214,698)

Accumulated other comprehensive Income	29,471	29,471

Total stockholders' equity	$1,103,820	$1,075,377

TOTAL LIABILITIES & EQUITY	$1,731,957	$1,703,514

FLURIDA GROUP, INC.
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF LOSS

	Year Ended	Year Ended
	December 31,	December 31,
	2008	2008
	As Reported	As Adjusted
Revenues:	$1,543,867	$1,013,697
Cost of Goods Sold	$1,464,792	$963,065
Gross Profit	$79,075	$50,632
Operating expenses:
Research and development	-	-

Selling, general and administrative expenses	261,513	261,513

Depreciation and amortization expenses	-	-

Total Operating Expenses	261,513	261,513

Operating Loss	$(182,438)	$(210,881)

Investment income, net	$17,427	$17,427
Interest Expense, net	625	625
Loss before income taxes	(165,636)	(194,079)
Loss tax expense	-	-
Net Loss	$(165,636)	$(194,079)

Net Loss per common share-Basics	$(0.00)	$(0.00)
Net Loss per common share-Diluted	$(0.00)	$(0.00)

Other comprehensive Income(Loss), net of tax:
Foreign currency translation adjustments	29,597	29,597
Total other comprehensive Income	29,597	29,597
Comprehensive Loss	$(136,039)	$(164,482)

FLURIDA GROUP, INC.
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY
FOR THE PERIOD ENDED DECEMBER 31, 2008

(As Adjusted)

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Equity
Net loss for the year ended December 31 , 2006				$(1,500)		$(1,500)

Balance, December 31, 2006				$(1,500)		$(1,500)

Proceeds from sale of common stock @0.001 per share on August 20, 2007	25,997,760	$25,998	$-	$-		$25,998

Issuance of common stocks to shareholders @0.05 per share on December 10, 2007	1,294,000	$1,294	$63,406			$64,700

Adjustment for Exchange rate changes					$(126)	$(126)

Net loss for the year ended December 31, 2007				$(19,119)		$(19,119)

Balance, December 31, 2007	27,291,760	$27,292	$63,406	$(20,619)	$(126)	$69,953

Issuance of common stocks to Williams @0.10 per share on April 15, 2008	50,000	$50	$4,950			$5,000

Issuance of common stocks to convert loans @0.10 per share on April 15, 2008	11,649,067	$11,649	$1,153,257			$1,164,906

Net Loss for the period ended December 31, 2008				$(194,079)	$29,597	$(164,482)

Balance, December 31, 2008	38,990,827	$38,991	$1,221,613	$(214,698)	$29,471.23	$1,075,377

FLURIDA GROUP, INC.
(A Development Stage Enterprise)
CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended	Year Ended
	December 31	December 31
	2008	2008
	As Reported	As Adjusted
Operating Activities:
Net Loss	$(165,636)	$(194,079)

Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash portion of share based legal fee expense	5,000	5,000
Consignment Inventory	(530,170)	(501,727)
Inventory	(116,424)	(116,424)
Increase in account receivable	(479,431)	(479,431)
Decrease in other payable	(1,500)	(1,500)
Increase in account payable	626,868	626,868
Increase in credit card payable	1,269	1,269
Net cash provided by operating activities	$(660,024)	$(660,024)

Investing Activities:
Organization cost	-	-
Net cash provided by investing activities	$-	$-

Financing Activities:
Proceeds from issuance of common stock	-	-
Repay loans to shareholders	(25,066)	(25,066)
Proceeds from loan from shareholders	11,926	11,926
Net cash provided by financing activities	(13,140)	(13,140)

Effect of Exchange Rate on Cash	$29,597	$29,597
Net increase (decrease) in cash and cash equivalents	$(643,567)	$(643,567)
Cash and cash equivalents at beginning of the year	$1,249,499	$1,249,499
Cash and cash equivalents at end of year	$605,932	$605,932

Jianfeng Ding, CEO and an authorized officer of the registrant, discussed with the registrant’s independent accountant the matters disclosed in this filing pursuant to this Item 4.02(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Flurida Group, Inc.

Dated: 12/02/2010	By:	/s/ Jianfeng Ding
Jianfeng Ding
Chief Executive Officer